UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)         November 13, 2006
                                                     ---------------------------

                               Semtech Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                1-6395                                  95-2119684
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        (Commission File Number)               (IRS Employer Identification No.)

        200 Flynn Road
     Camarillo, California                                      93012-8790
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(Address of Principal Executive Offices)                        (Zip Code)


                                  805-498-2111
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02       Departure of Directors or Principal Officers; Election of
                Directors; Appointment of Principal Officers.

(b)  Departure of Principal Officer

On November 20, 2006, Alan Bennett's tenure as Interim Chief Financial Officer ended when Emeka Chukwu assumed the Chief Financial Officer position. Mr. Bennett remains employed by the Company as Vice President of Accounting and Tax and Acting Corporate Controller.

(c)  Appointment of Principal Officer

On November 13, 2006, the Company received Emeka Chukwu's written acceptance of an offer to join the Company as Chief Financial Officer. Mr. Chukwu's employment with the Company began on November 20, 2006.

Mr. Chukwu, age 43, has been employed in various financial positions at Intersil, Inc, a manufacturer of analog semiconductors, since 2002. His most recent position was Vice President, Finance, in which capacity he served since February 2006. He served as the Controller of Intersil's Analog Signal Processing Group and Worldwide Operations from May 2002 through January 2006. From July 1999 through April 2002, he was the Corporate Controller of Elantec Semiconductor, Inc., a manufacturer of analog integrated circuits that was acquired by Intersil in 2002. Mr. Chukwu, who holds both a BS and MBA in Accounting, has also held accounting positions at other high technology companies during the past eighteen years.

Key elements of the compensation package to be provided to Mr. Chukwu are an annual base salary of $220,000; participation in the Company's cash bonus plan, with an annual target award level of 50% of base salary; a $50,000 cash sign-on bonus; a monthly car allowance, assistance with relocation and temporary housing; and three weeks vacation. Mr. Chukwu is also eligible to participate in the Semtech Executive Compensation Plan, a non-qualified deferred compensation plan, with the opportunity to annually defer 100% of base salary, with Company match of the first 20% of the deferrals. With respect to equity-based compensation, the Compensation Committee has approved a future grant of an option to purchase 100,000 shares of the Company's common stock and a future grant of 25,000 shares of restricted stock. These equity awards will be made at a future date after the Company has regained compliance with Nasdaq continued listing standards. Vesting of the equity awards is expected to be over a four year period. Mr. Chukwu is also eligible to participate in broad-based benefit plans and programs generally available to the Company's salaried employees, including health, disability and life insurance programs, and a qualified 401K plan.

Mr. Chukwu has no "family relationships," as defined in Item 404(d) of Regulation S-K, with any director or executive officer of the Company. There are no arrangements or understandings between Mr. Chukwu and any other person pursuant to which Mr. Chukwu was selected as an officer. Since the beginning of the fiscal year, there has not been any transaction and there is no currently proposed transaction, or series of similar transactions, involving Mr. Chukwu, or deemed to involve Mr. Chukwu, of the type described in Item 404(a) of SEC Regulation S-K.

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

This Form 8-K has been timely filed in accordance with the Instruction to Item 5.02(c) that permits a delayed filing to accommodate a public announcement of the appointment of a new principal officer. The press release issued by the Company on November 20, 2006 in connection with this matter is attached hereto as Exhibit 99.1.

Item 7.01       Regulation FD Disclosure.

On November 20, 2006, the Company issued a press release containing forward looking statements. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in this Item 7.01 (including the exhibit hereto) is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 7.01 (including the exhibit hereto) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to this Item 7.01 in such filing.


Item 9.01       Financial Statements and Exhibits

(c)  Exhibits

Exhibit 99.1           Press Release of the Company dated November 20, 2006


Forward-Looking and Cautionary Statements

            This report contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements other than historical information or statements of current condition and relate to matters such as future financial performance, future operational performance, the anticipated impact of specific items on future earnings, and our plans, objectives and expectations. Some forward-looking statements may be identified by use of terms such as "expects," "anticipates," "intends," "estimates," "believes," "projects," "should," "will," "plans" and similar words.

            Forward-looking statements involve known and unknown risks and uncertainties that could cause actual results and events to differ materially from those projected. Forward-looking statement, including those with respect to the timing of the issuance of Mr. Chukwu's equity-related compensation, should be considered in conjunction with the cautionary statements contained in the "Risk Factors" section and elsewhere in the Company's Annual Report on Form 10-K for the fiscal year ended January 29, 2006, in the Company's other filings with the SEC, and in material incorporated therein by reference. Forward-looking statements should not be regarded as representations by the Company that its objectives or plans will be achieved or that any of its operating expectations or financial forecasts will be realized. The Company assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 20, 2006                 SEMTECH CORPORATION


                                        By:     /s/ Mohan R. Maheswaran
                                                --------------------------------
                                                Mohan R. Maheswaran
                                                Chief Executive Officer



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

                                INDEX TO EXHIBITS


Exhibit Number          Description of Document
--------------          -----------------------
Exhibit 99.1            Press Release of the Company dated November 20, 2006




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